SUPPLEMENT

DATED OCTOBER 22, 2010 TO

THE HARTFORD BALANCED INCOME FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 28, 2010, AS LAST AMENDED JULY 1, 2010

Hartford Investment Financial Services, LLC, the investment manager for The Hartford Balanced Income Fund (the “Fund”), has contractually agreed to waive 0.50% of its management fee with respect to the Fund through February 29, 2012.  Accordingly, effective November 1, 2010, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “YOUR EXPENSES” of the Prospectus and Summary Prospectus, the Shareholder Fees and Annual Fund Operating Expenses table and the footnote attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	B	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)	5.00%	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I	R3	R4	R5	Y
Management fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.34%	0.53%	0.37%	0.34%	0.41%	0.36%	0.31%	0.21%
Total annual fund operating expenses	1.32%	2.26%	2.10%	1.07%	1.64%	1.34%	1.04%	0.94%
Less: Contractual expense reimbursement(1)	0.57%	0.76%	0.60%	0.57%	0.64%	0.64%	0.64%	0.59%
Net operating expenses(1)	0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

(1)          Hartford Investment Financial Services, LLC (“HIFSCO”) has entered into an agreement with the Fund pursuant to which 0.50% of the Fund’s management fee will be waived until February 29, 2012.  While such waiver is in effect, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 0.75% (Class A), 1.50% (Class B), 1.50% (Class C), 0.50% (Class I), 1.00% (Class R3), 0.70% (Class R4), 0.40% (Class R5) and 0.35% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This arrangement will remain in effect until February 29, 2012, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$622	$892	$1,182	$2,006
B	$653	$933	$1,341	$2,298
C	$253	$600	$1,074	$2,384
I	$51	$284	$535	$1,254
R3	$102	$455	$831	$1,890
R4	$72	$361	$673	$1,557
R5	$41	$267	$512	$1,213
Y	$36	$241	$462	$1,101

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$622	$892	$1,182	$2,006
B	$153	$633	$1,141	$2,298
C	$153	$600	$1,074	$2,384
I	$51	$284	$535	$1,254
R3	$102	$455	$831	$1,890
R4	$72	$361	$673	$1,557
R5	$41	$267	$512	$1,213
Y	$36	$241	$462	$1,101

2.             Effective November 1, 2010, the “Expense Caps and Waivers” section in the above captioned Prospectus is deleted in its entirety and replaced with the following.

EXPENSE CAPS AND WAIVERS.  The following information supplements the information regarding contractual expense reimbursements under “Your Expenses.”

HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class B), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).

This Supplement should be retained with your Prospectus for future reference.

October 2010

SUPPLEMENT

DATED OCTOBER 22, 2010 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2010, AS AMENDED AND RESTATED MAY 28, 2010
AND LAST AMENDED SEPTEMBER 10, 2010

FOR THE HARTFORD MUTUAL FUNDS (THE “SAI”)

Hartford Investment Financial Services, LLC, the investment manager for The Hartford Balanced Income Fund (the “Fund”), has contractually agreed to waive 0.50% of its management fee with respect to the Fund through February 29, 2012.  This change is effective November 1, 2010.

Accordingly, under the heading “Investment Management Arrangements — Management Fees,” the fee table corresponding to The Hartford Balanced Income Fund is replaced with the following:

Balanced Income Fund(2)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.7250%
Next $250 million	0.7000%
Next $500 million	0.6750%
Next $4 billion	0.6500%
Next $5 billion	0.6475%
Amount Over $10 billion	0.6450%

(2) Effective November 1, 2010, HIFSCO has voluntarily agreed to waive 0.50% of the management fee until February 29, 2012.

This Supplement should be retained with your SAI for future reference.